UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 30, 2005
                                (Date of Report)

                          REDOX TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                  33-22142                  55-0681106
 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

                               3872 ROCHESTER ROAD
                                 TROY, MI 48083
                    (Address of principal executive offices)

                                 (248) 743-0154
              (Registrant's telephone number, including area code)

                       1141 HARBOR BAY PARKWAY, SUITE 203
                                ALAMEDA, CA 94502
                                 (510) 769-4600
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This Form 8-K contains forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. These statements include, but are not limited to:

         o    statements as to the anticipated timing of business developments;

         o expectations as to the adequacy of our cash balances to support our operations for specified periods of time and as to the nature and level of cash expenditures; and

         o expectations as to the market opportunities for our services as well as our ability to take advantage of those opportunities.

         These statements may be found in the sections of this Form 8-K entitled "Risk Factors" and "Business," as well as in this Form 8-K generally. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including all the risks discussed in "Risk Factors" and elsewhere in this prospectus.

         In addition, statements that use the terms "can," "continue," "could," "may," "potential," "predicts," "should," "will," "believe," "expect," "plan," "intend," "estimate," "anticipate," "scheduled" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this Form 8-K reflect our current views about future events and are based on assumptions and are subject to risks and uncertainties that could cause our actual results to differ materially from future results expressed or implied by the forward-looking statements. Many of these factors are beyond our ability to control or predict. Forward-looking statements do not guarantee future performance and involve risks and uncertainties. Actual results will differ, and may differ materially, from projected results as a result of certain risks and uncertainties. The risks and uncertainties include, without limitation, those described under "Risk Factors" and those detailed from time to time in our filings with the SEC, and include, among others, the following:

         o Our limited operating history and ability to continue as a going concern;

         o Our ability to successfully develop and commercialize our services;

         o    The degree and nature of our competition;

         o    Our ability to employ and retain qualified employees; and

         o The other factors referenced in this prospectus, including, without limitation, under the section entitled "Risk Factors" and Business".

         These risks are not exhaustive. Other sections of this Form 8-K may include additional factors which could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or to the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements are made only as of the date of this Form 8-K. Except for our ongoing obligation to disclose material information as required by federal securities laws, we do not intend to update you concerning any future revisions to any forward-looking statements to reflect events or circumstances occurring after the date of this Form 8-K.

                                     GENERAL

Effective as of December 30, 2005 (the "CLOSING"), Redox Technology Corporation, a Delaware corporation (the "REGISTRANT"), entered into a Share Exchange and Reorganization Agreement (the "EXCHANGE AGREEMENT") with Midnight Auto Holdings, Inc., a Michigan corporation ("MIDNIGHT AUTO" or the "COMPANY"), and the beneficial holders thereof (the "MIDNIGHT SHAREHOLDERS"), which set forth the terms and conditions of the business combination of the Registrant and Midnight Auto (the "TRANSACTION") in which all Midnight Shareholders exchanged all of the outstanding and issued capital stock of Midnight Auto for an aggregate of 374,144,130 shares of common stock, par value $0.00005 per share (the "COMMON STOCK"), of the Registrant, representing 80% of the outstanding Common Stock of the Registrant after giving effect to the Transaction. At the Closing of the Transaction, the Registrant had sufficient authorized but unissued shares of Common Stock to issue in the aggregate 256,444,130 shares of Common Stock to the Midnight Shareholders. The Registrant covenanted to increase its authorized shares of Common Stock promptly after the Closing in order that the Midnight Shareholders will be issued in the aggregate 117,700,000 additional shares of Common Stock so that the Midnight Shareholders will beneficially own an aggregate of 80% of the issued and outstanding Common Stock after the Closing. The Midnight Shareholders exchanged their beneficially owned shares of capital stock of Midnight solely for shares of Common Stock at a ratio of 1 for 165,551.

The Registrant effected the Transaction based upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended. As a result of the Transaction, Midnight Auto has become a wholly-owned subsidiary of the Registrant, and stockholders of Midnight Auto have become the controlling stockholders of the Registrant. All options, warrants exercisable for, and securities convertible into, shares of Midnight Auto common stock, upon the Closing of the Transaction, have became exercisable for such number of shares of Common Stock as the holder thereof would have received if such options and warrants had been exercised, or such convertible securities converted, immediately prior to such Closing.

A copy of the Exchange Agreement is attached hereto as Exhibit 10.1. The Registrant will provide additional disclosure as soon as practicable.

                                    BUSINESS

MIDNIGHT AUTO HOLDINGS, INC.

OVERVIEW

         Midnight Auto owns and operates directly and through joint ventures, and franchises, retail automobile aftermarket products and auto concierge service centers under its "ALL NIGHT AUTO(R)" and "ALL NIGHT LUBE EXPRESS(TM)" brand names. At November 30, 2005, the Company owned directly 5 facilities, participated in joint ventures owning 3 facilities, and had franchised 3 facilities.

         ALL NIGHT AUTO(R) Service Centers, using the infrastructure provided by
Midnight  Auto,   operate  in  three   different   segments  of  the  automotive
aftermarket:

         o    general automotive repair service;

         o    retail product distribution; and

         o    automotive concierges services ("AUTO CONCIERGE SERVICES").

         All Night Auto(R) Service Centers are in operation in excess of 100 hours per week and provide bumper-to-bumper maintenance and repair of light duty automotive vehicles, including passenger and commercial light-duty vehicles. Services include the following repair and maintenance services:

         o    engine mechanical;

         o    final drive mechanical;

         o    fuel system;

         o    emission system;

         o    brake system;

         o    exhaust system;

         o    electrical/electronic systems; and

         o    drivability systems.

         Retail products sold include safety and navigation systems, audio systems, air quality systems as well as other products for home and automotive cleaning and maintenance. Automotive retail products are also installed at the service centers.

         The automotive concierge service market caters to professional clientele offering both retail consumers and commercial business organizations the opportunity to have their personal and corporate owned vehicles serviced without any inconvenience or management on the part of the vehicle owner. Auto Concierge Services provided by All Night Auto(R) Service Centers include the following:

         o    new and pre-owned vehicle purchase arrangements and assistance;

         o    insurance company management services and arrangements;

         o new vehicle and aftermarket warranty management services and arrangements;

         o    vehicle maintenance management and arrangements;

         o    rental vehicle management and arrangements;

         o    glass and body damage management and arrangements; and

         o vehicle accessories retailing, purchasing and installation services.

OPERATIONS

         Midnight Auto conducts its operations principally through two wholly-owned subsidiaries, Midnight Auto Franchise Corp., a Michigan corporation ("MAFC") a corporation ("MAFC") and All Night Auto(R) Stores, Inc., a Michigan corporation ("ANASi"). MAFC is the retail development and sales division of Midnight Auto. ANASi is the retail store division which owns and manages the corporate All Night Auto(R) repair facilities on behalf of Midnight Auto. Currently there are 10 All Night Auto(R) Service Centers in operation and 1 All Night Lube Express.

         Midnight Auto, its franchises and joint venture partners operate under the "ALL NIGHT AUTO(R)" and "ALL NIGHT LUBE EXPRESS(TM)" brand names using Midnight Auto's proprietary ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM), which provides the operational guidelines, management and technical infrastructure for ALL NIGHT AUTO(R) Service Centers and ALL NIGHT LUBE EXPRESS(TM)" nationally. MAFC manages and operates the ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM). MAFC enters into distribution relationships with preferred vendor/suppliers as well as with passive aND active investor/operators of ALL NIGHT AUTO(R) Services Centers throughout the United States. ANASi is thE operator of all corporate owned and operated ALL NIGHT AUTO(R) Service Centers.

         Midnight Auto offers a unique combination of traditional and non-traditional automotive services to both retail and commercial clients. Midnight Auto's system for the management and provision of Auto Concierge Services, the ALL NIGHT AUTO(R) Service Concierges System, combined with MAFC's ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM) makes Midnight Auto highly distinctive in the marketplace. Midnight Auto offers services to consumeRs and business that are not easily implemented or duplicated by its competitors in the marketplace and utilizes technology-based systems and programs that insure successful and repeatable business operations.

         MAFC AND FRANCHISE OPERATIONS

         Midnight Auto, through MAFC, generally utilizes a "hard franchise" or franchise transition program ("FTP") model. Franchises based upon this model are structured as joint ventures which require the franchisees to do the following:

         o operate under a common name utilizing common trademarks, service marks, trade dress, logos, and general appearance;

         o utilize the proprietary management, marketing, distribution, and service systems provided by MAFC, including its ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM), as well as utilize MAFC's defined financial, billing, transactional, and operational systems, including:

         o    centralized   billing  and  financial   controls  and  processing,
              including Midnight Auto controlled bank accounts and credit and cash processing;

              o    long-term facility and equipment leasing;

              o    facility wide-employee leasing services;

              o    national, regional and local marketing services;

              o    client care services programs;

              o retail product suppliers and automotive replacement part suppliers;

         o acquire items for resale from and through Midnight Auto and its affiliates, vendors and suppliers; and

         o participate in corporate promotions, such as sales, specially priced transactions, and other events.

         MAFC distributes the products and services sold to ALL NIGHT AUTO(R) service centers through its ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM), its unique system for distribution and operations. All Night Auto(R) Service Centers resell these products and services to the clients. Midnight Auto believes that, as each franchise matures, the ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM) will generate approximately $250,000 in revenues annually per service center for Midnight Auto.

         MAFC distributes the All Night Auto(R) Service Center and All Night Lube Express brands to qualified individuals and others that meet and exceed the requirements of its FTP model. MAFC works with qualified "partners" as either active or passive majority owners creating a joint-venture relationship. MAFC owns a 49% stock ownership in the business and the qualified partner owns a 51% ownership in the business. The majority owner can choose an "active" role, which is a day-to-day hands-on limited management position, or they may choose a "passive" role with no day-to-day role. In either event, under the terms of the joint venture, MAFC will manage and control the day-to-day operations of the branded service center operations. MAFC implements and operates the entire ALL NIGHT AUTO(R) Preferred Business Management System, including the centralized financial management system, infrastructure, operating system and software, operations manual and vendor systems. MAFC will provide 100% of the services necessary to open and operate the ALL NIGHT AUTO(R) Service Center.

         Midnight Auto believes that utilizing this model has the following advantages:

         o    lower  financial risk for all parties;

         o    partner keeps the career they have if desired;

         o partner does require prior knowledge regarding the automotive business;

         o using Midnight Auto's web-based centralized management system, the partner can obtain financial information and other operational data from any computer with Internet access;

         o MAFC handles all personnel management, all facility management, all equipment management and all marketing management; and

         o Partner can be an individual, group of individuals or a corporate entity.

         Based upon Midnight Auto's experience to date, typical joint-venture costs and associated MAFC services when opening and operating an ALL NIGHT AUTO(R) Service Center are as follows:

                   OPERATION                          51% PARTNER                  49% MAFC
                                                      OBLIGATION                  OBLIGATION
--------------------------------------------------------------------------------------------------------------------
Initial Market Analysis including: Customer             $ 29,500          Provides the Services, Completes the
and Vehicle Demographic Studies                                           Data Research
--------------------------------------------------------------------------------------------------------------------

Initial Marketing and Advertising                        $25,000          Performs the Services and Presents
--------------------------------------------------------------------------------------------------------------------
Initial Training                                         $7,500           Performs the Services and Presents
--------------------------------------------------------------------------------------------------------------------
Estimated Initial Facility Lease Fee (Varies             $16,500          Finds the location(s), Signs the lease
by location/area of the country)                                          and provides all legal services
--------------------------------------------------------------------------------------------------------------------
Estimated Signage and Related Permits                    $25,000          Handles the permits and manages the
 (Varies by location/area of the country)                                 production, implementation and
                                                                          installation
--------------------------------------------------------------------------------------------------------------------
Estimated Facility Grand Opening event and               $20,000          Handles the permits and manages the
Initial Marketing                                                         production, implementation and
                                                                          Marketing including radio, newspapers,
                                                                          personalities etc...
--------------------------------------------------------------------------------------------------------------------
Estimated Other/Miscellaneous                           $ 25,000          Establishment of initial inventory,
                                                                          Office support products, Credit
                                                                          Card/Banking set up etc...
--------------------------------------------------------------------------------------------------------------------
Initial Working Capital Available:                      $ 50,000          To be used once the Service Center is
                                                                          open to cover ramp up costs.
--------------------------------------------------------------------------------------------------------------------
Estimated Total Upfront Costs:                         $198,500.00        100% implementation
--------------------------------------------------------------------------------------------------------------------

         ALL NIGHT AUTO(R) Service Centers purchase product and services from MAFC for resale to retail and commercial clients. MAFC, through its ANA Preferred Business Network, develops all marketing content for all service center locations. This includes in-facility point of sale materials as well as external local, regional and national materials such as posters, signage, brochures, business cards, flip-chart presentations, radio, newspaper and the like. Each franchised and joint-venture owned ALL NIGHT AUTO(R) Service Center is billed for all services rendered by MAFC.

         MAFC has established contractual relationships with the vendors/suppliers that support the ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM). The primary vendors and suppliers that provide products and services to the Company are: Delphi Corporation (DPH); Integrated Business Systems and Solutions (IBSS.OTC); Cintas Corporation (CTAS); Parts Plus, Inc.; Mechanic Net Group; ALLDATA, LLC; Alliance Payment Technologies; HR Alternatives, Budco, American Automobile Association and Boise-Office Max.

         The Company's Director of Brand Management works with a primary vendor who secures the retail space needed in each operating demographic market to control the brand image and message at all times. The Company uses four (4) specific marketing techniques, each targeted to our selected audience to control brand image and generate business in the market place: Radio ads coupled with Sunday circular advertisements; Cross-ruff marketing promotions with non-automotive brands targeting the same clientele, stand-alone direct mail marketing and electronic client relations management software (email & website).

         ANASi AND CORPORATE OPERATIONS

         All corporate ALL NIGHT AUTO(R) Service Centers participate in all programs in which the joint ventures participate, but are 100% owned by Midnight Auto through ANASi.

STRATEGIC ADVANTAGES

         Midnight Auto believes that its strategic advantages include the following:

         o LARGE POPULATION OF INDEPENDENT REPAIR GARAGES TO ACQUIRE OR CONVERT. Throughout the United States there are many independently owned and operated repair garages that operate in Midnight Auto's target markets. Very few of these facilities are capable of offering the level of service and technology that ALL NIGHT AUTO(R) Services Centers currently provide. Additionally, most small business owners do not have any exit strategy or ability to obtain liquidity from their business. Midnight Auto believes that it can acquire many of these entities at relatively reasonable prices and/or with equity and convert them to ALL NIGHT AUTO(R) Services Centers at a cost that is significantly below costs required to build new facilities.

         o ECONOMIES OF SCALE. For an independent owner or operator of auto repair facilities to compete in today's high-tech marketplace, they require the latest equipment, access to information, on going skills training and significant business skill sets, including negotiations with equipment vendors and parts suppliers as well as employee management and customer retention programs. ALL NIGHT AUTO(R) Service Centers are provided with this equipment and services as well as others. As a result of Midnight Auto's national buying power and partner networks, MAFC takes responsibility of these matters at a national level while allowing each ALL NIGHT AUTO(R) team member to customize on a local level. Advertising, parts inventory and customer relations management are all nationally developed and locally administered allowing each service center the ability to be unique while still operating within the MAFC operating guidelines.

         o LARGE POPULATION OF PROFESSIONALS AND THEIR VEHICLES IN NEED OF SERVICE. Today's career marketplace environment places huge demands on the up-ward mobile individuals that make up the vast majority of ALL NIGHT AUTO(R) clients. Doctors, lawyers, nurses, secretaries, management personnel, and others are working in excess of 50-hours per week. When combined with the family goals, little time is left for the individual and his/her vehicle. ALL NIGHT AUTO(R) targets these individuals with extended hours of operation and complete vehicle management. Midnight Auto prompts clients regarding their next oil change, tire rotation, and other vehicle maintenance needs. Midnight Auto views its goal as to ensure that the vehicle owner is always on the road.

         o U.S. EPA REGULATIONS. ALL NIGHT AUTO(R) Service Centers provide valuable fuel, emissions, electronic anD driveability services to the motoring public. As published by the U.S. EPA: "Vehicle inspection and maintenance programs (I/M) help improve air quality by identifying high-emitting vehicles in need of repair (through visual inspection, emissions testing, and/or the downloading of fault codes from a vehicle's onboard computer) and causing them to be fixed as a prerequisite to vehicle registration within a given non-attainment area. The 1990 Amendments to the Clean Air Act made I/M mandatory for several areas across the country, based upon various criteria, such as air quality classification, population, and/or geographic location."

         o COMPREHENSIVE VEHICLE MANAGEMENT PROCESS, AUTOMOTIVE INFORMATION AND PARTNER NETWORK. To be able to manage, maintain and/or repair any vehicle system on any vehicle on the road requires extensive automotive information, management and technician training, access to quality parts as well as local, regional and national partners. To support this, Midnight Auto created the "ANA Vehicle Diagnostic System(TM)" ("ANAVDS") as part of its Preferred Business Management System. This ALL NIGHT AUTO(R) Service Center mandatory infrastructure has been developed through agreements anD partnerships with Delphi Corporation; ALLDATA, LLC; Parts Plus, Inc and others. Through ANAVDS, ALL NIGHT AUTO(R) Service Center employees have access to and utilize both aftermarkeT and OEM published information and content and that content is also presented to Midnight Auto's clients, creating an educational environment that is focused upon client trust and loyalty.

         o SERVICE OFFERINGS FOR MARKETING AND RETAIL PARTNERS. The majority of ALL NIGHT AUTO(R) Service Center clients are female. This is because of Midnight Auto's unprecedented level of service, commit to client trust, and vehicle specific process and documentation. MAFC is currently working with local, regional, and national organizations to develop cross-functional and co-branded marketing programs focused to our target female and over 54 audiences. Companies that are prospects include: Bed, Bath and Beyond; Outback Steak House; William-Sonoma; Hertz; State Farm Insurance; American Automobile Association; Aveda Spa; and Joann Fabrics. The goal of these programs is to have ALL NIGHT AUTO(R) Service Centers represented in their respective retaiL outlets and to have certain of our partner's products and services represented in ALL NIGHT AUTO(R) Service Centers. Midnight Auto expects to begin test marketing these programs in early 2006.

         o STRENGTH IN PRODUCT AND SERVICES DISTRIBUTION. Midnight Auto believes that ALL NIGHT AUTO(R) Service Centers are perfect retail outlets for both automotive and non-automotive merchandise. These products includes: Mobile Satellite Radio Systems, Vehicle
              Navigation Systems (GPS), vehicle cleaning products, vehicle storage products and more.

         o LIFETIME CLIENTS. Midnight Auto believes that its ability to service the needs of its clients throughout the lifecycle of every vehicle they will ever own is high distinctive in the industry. According to a study by AAIA, "68% of consumers do not return to the same place for vehicle service because of indifference by the service provider." Midnight Auto does not "hard sell", but educates the client and plans for the future with the clients. Midnight Auto expects to see each clients three to four times per year.

CORPORATE BACKGROUND

         Midnight Auto was incorporated under the laws of the State of Michigan on March 10, 2004. MAFC was incorporated on January 7, 1997 under the laws of the State of Michigan. ANASi was incorporated on March 5, 2004 under the laws of the State of Michigan. Midnight Auto maintains its headquarters at 3872 Rochester Road, Troy, Michigan, 48083, and its telephone number is (248) 743-0154.

EXPANSION STRATEGY

         Midnight Auto's business objectives include the following:

         o to continue to establish ALL NIGHT AUTO(R) Service Centers as the first provider of Auto Concierge Services in the automotive industry and to continue to lead the industry from that position;

         o    to continue to aggressively expand its operations  geographically;
              and

         o to increase system wide sales revenues through the sale of products and services to consumers and businesses, as well as to ALL NIGHT AUTO(R) Service Centers.

         In 2006 and 2007, Midnight Auto intends to expand its operations from its current Service Center count of 10 a to minimum of 30. To accomplish its expansion goals, a number of strategies will be employed that include a combination or organic growth, acquisition and partnering with existing general automotive repair centers as well as co-locating with large body shop and fleet operations in its targeted operational areas.

         Midnight Auto is focusing its growth to the areas of the United States that meet the target demographics of the Service Concierge approach. The first geographic areas of concentration include: Delaware, Maryland and Virginia (DEL/MAR/VA) regions, Central California (Los Angeles/Orange County) in combination with the Northern Arizona Regions (Tempe/Phoenix), Central and Eastern Texas

(Houston, San Antonio, Dallas/Ft. Worth) Regions as well as the suburban regions of Illinois, Indiana, Ohio and Michigan. These regions offer the company substantial growth opportunities within our target demographic model. Midnight Auto will be focusing much of its initial efforts in these regions to both partnering and acquisition.

         In addition to expanding the service reach of All Night Auto and All Night Lube Express, Midnight plans to expand its brand offerings in the market place through regional brand acquisition. The All Night Auto brand, as positioned in the national marketplace, will be a "luxury" brand catering to its selected audience. As part of the Company's growth strategy, it will be acquiring small to medium sized (5 - 50 regional locations) existing service entities that may already have strong marketplace presence and revenues. Some of these service entities will become ALL NIGHT AUTO(R) Service Centers and some will remain and operate as a regional brand. Regional branding in the marketplace provides several market advantages:

         o the ability to leverage an existing brand name that is solid in the market place;

         o the ability to service a wider variety of fleet and retail consumers;

         o    the ability to service more vehicles within a region;

         o the ability to test market products and service offerings outside of the Company's core brand;

         o    increased regional buying power;

         o    increased regional marketing presence; and

         o    increased regional product distribution.

     All regional brand operations will be supported by MAFC and operate utilizing its ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM). The commonality of the infrastructure will also allow the Company to leverage common training platforms as well as personnel. Midnight Auto plans to acquire its first regional brand operation in 2006 and integrate that brand into the infrastructure in early 2007.

COMPETITION

         Midnight Auto competes with Original Equipment Manufacturers Dealerships, such as Toyota, GM, and Ford, as well as with retail auto repair and parts dealers, such as Midas, Meineke, Precision Tune, and other automotive aftermarket franchisors with regard to the sale of its FTP program. Midnight Auto believes that competitive factors include startup costs, royalty rates, franchisee support and the financial performance of existing centers. With respect to the sales of products, automotive replacement parts, supplies and equipment to our FTP partners, competition is based principally upon product availability, ability to provide prompt delivery, the quality of support services and price.

         Midnight Auto believes that automobile dealerships, including recently emerging national and regional new and used auto dealerships, represent the principal competitors for ALL NIGHT AUTO(R) and ALL NIGHT LUBE Express(TM) service centers. Additionally, its service centers also compete with national and regional fast oIl change and lube companies; major oil manufacturers lube centers, local service stations and local, regional and national automobile maintenance and repair service providers. Midnight Auto believes the principal competitive factors in the markets serviced by each of its business units are location, name recognition and reputation, and quality of service.

         Many of these competitors have substantially greater financial, human, and other resources that Midnight Auto, which may provide them with a competitive advantage. The principal competitive factors that affect Midnight Auto's business include store location, customer service and product offerings, quality and availability as well as value for services rendered. Midnight Auto believes that it competes favorably on the basis of the aforementioned bases.

INDUSTRY

         In 2004, the U.S. motor vehicle aftermarket produced approximately $257 billion in consumer sales with the segment "automotive light vehicle" services and products representing approximately $190 billion. U.S. motor vehicle aftermarket sales were approximately $244 billion and approximately $236 billion in 2003 and 2002, respectively. Since 1998, the automotive aftermarket has continued to have an average sustained growth of 4.2% per year with peaks in 2000 and 2004 of 5.5% and 5.4% respectively. This growth is fueled by the number of licensed drivers, registered vehicles and miles traveled. According the Automotive Aftermarket Industry Association ("AAIA"), each growth sector is continuing to expand and the current forecast for 2005 is that the automotive aftermarket will expand by 4.9% to $269.5B.

         The U.S. Department of Labor, the U.S. Department of Transportation, R.L. Polk and AAIA have published the following industry facts:

     o the automotive aftermarket employed 810,500 individuals in 1997 and 891,300 individuals in 2004, representing a growth of 9.07%;

     o automotive light vehicle registrations grew from approximately 193 million in 1997 to approximately 225 million in 2004, representing growth of approximately 14.2%;

     o in 2003, 86.8% of the U.S. population 16 years of age and older (approximately 196 million people) held a valid drivers license and the number of registered vehicles owned per licensed driver was 1.11;

     o in 2004, the number of vehicles owned per licensed driver grew to 1.14;

     o in 2004, the average age of a passenger car was 9.8 years, an increase of 0.3% over 2003;

     o in 2004, the average age of a light duty truck/SUV was 8.6 years, an increase of 0.2% over 2003;

     o in 2003, there were 255,886 wholesale suppliers, service stations and repairs shops in the U.S., of which 76,707 were general automotive repair centers, the classification applicable to Midnight Auto's facilities, 4,731 were exhaust shops, 6,833 were transmission specialists, 37,229 were automotive body and paint; 7,429 were oil change and lubrication shops; and 107,628 gasoline retailing establishments/convenience stores. The remaining 15,311 were parts wholesalers (13,742) and tire wholesalers (1,569);

     o in 1997, there were 23,570 new vehicle dealerships. In 2004, there were 21,640 new vehicle dealerships in the U.S. due to consolidation in the marketplace; and

     o in 2004, 88.5% of consumers requiring service took their vehicles to a professional for service and maintenance and 69.4% of those consumers had their vehicle serviced in the automotive aftermarket as opposed to a new car dealer and 30.6% had their vehicle serviced by the dealer.

         Midnight Auto believes that the number of service centers available to service automotive population is significantly below what is necessary to meet the public's needs.

CUSTOMERS

Midnight Auto's presence in the marketplace is focused to being a luxury brand. As such, the Company targets its ALL NIGHT AUTO(R) Service Centers as well as its service and product offerings towards salaried professional clients with a post-secondary education; ages 28 to 72 years of age with a minimum average household income of $70,000. Based upon data collected to date, ALL NIGHT AUTO(R) Service Centers client spend an average of $200 to $400 per visit and the Service Centers service between eight and 12 vehicles per day.

         The primary client base of an ALL NIGHT AUTO(R) Service Center is professional female as well as baby boomers ages 45 and older. Clients desire of high-levels of professionalism and service as well as having someone else manage the needs of their vehicle. Clients expect All Night Auto to manage the care of their vehicle including the scheduling and performance of maintenance services, dealer and body services, pick-up and delivery services from the home or work place as well as ensuring that their vehicle is outfitted and equipped properly and performs on demand. Generally, the ALL NIGHT AUTO(R)
Client:

         o does not have time nor the desire to deal with their vehicle, but their vehicle is a major part of their lives. Clients see their vehicle as an asset, an extension of their personality, a tool and a status symbol that is necessary to get them through each day.

         o wants someone All Night Auto to manage all of the needs of their vehicle. Someone else to make sure that their vehicle is ready each and every time they need it to be.

         o expects All Night Auto to take care of 100% of the issues with their vehicle, to manage the care of their vehicle, to appreciate and maintain their $35,000 to $90,000 personal asset, and to pay for the services provided.

         o wants All Night Auto to pick-up the vehicle from home or workplace, to either service the vehicle or have it serviced, and to deliver the vehicle to the home or workplace.

RESEARCH AND DEVELOPMENT

         Midnight Auto works with a number of vendors and suppliers to incorporate specific technologies that allow secure information management operations of both MAFC and All Night Auto(R) Service Centers. Midnight Auto supplies to all franchised and corporate ALL NIGHT AUTO(R) Service Centers computer networking and other equipment, which it has designated its "ANA-LAN". The ANA-LAN equipment combined with related proprietary software operate as an enterprise resource planning, or ERP, system creating the essential infrastructure that allows Midnight Auto, through MAFC and ANAS, the ability to centrally manage each ALL NIGHT AUTO(R) Service Center. Midnight Auto's Internet enabled technologies combine off the shelf technology with proprietary software created exclusively for ALL NIGHT AUTO(R) Service Center operations. Midnight Auto's project management team, headed by Dennis Spencer, Jr. Executive Vice
President of Area Development and Christian Cottam, Project Manager, continuously test the existing system operations for security as well as test new products for possible incorporation into the system.

INTELLECTUAL PROPERTY

         Midnight Auto has applied for, and received from, the United States Patent and Trademark Office service mark registration for the name "ALL NIGHT AUTO(R)".

         The Company also uses the "moon-man" logo and names ALL NIGHT LUBE EXPRESS(TM), ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM); "ANA VEHICLE DIAGNOSTIC SYSTEM(TM)", "ANA PREFERRED CUSTOMER NETWORK(TM)"; "ANA PREFERRED PARTS NETWORK(TM)"; "ANA PREFERRED FINANCIAL NETWORK(TM)"; "ANA PREFERRED MARKETING NETWORK(TM)"; "ANA FACILITY MANAGEMENT System(TM)"; "ANA PREFERRED
EQUIPMENT NETWORK(TM)"; "ANA LOCAL AREA NETWORK(TM)"; "ANA PREFERRED SUPPLIER NETWORK" as trademarks of Midnight Auto.

         Additionally, the "All Night Auto(R) Business Management" portion of the "ANA PREFERRED BUSINESS MANAGEMENT SYSTEM(TM)" is considered by the Company to be unique to the Company and is treated as a trade secret.

FRANCHISE REGULATIONS

         Midnight Auto is subject to federal and state laws and regulations including the Federal Trade Commission, a well as similar state authorities in connection with the offer, sale and termination of franchises and the regulation of the franchiser/franchisee relationship with respect to its existing franchises. The failure of Midnight Auto to comply with these laws could subject it to liability to franchisees and to fines or other penalties imposed by governmental authorizes. Midnight Auto may become subject to litigation with, or other claims filed with state or federal authorities, by franchisees or area developers based on alleged unfair trade practices, implied covenants of good faith and fair dealing or express violations of agreements. Midnight Auto believes that it is currently in compliance with these laws regulating the franchiser/franchisee relationship.

ENVIRONMENTAL MATTERS

         Midnight Auto is subject to various federal, state and local laws and governmental regulations relating to the operation of its business, including those governing recycling of batteries and used lubricants, and regarding ownership and operation of real property. Midnight Auto handles hazardous materials as part of its operations, and its customers may also use hazardous materials on its properties or bring hazardous materials or used oil onto its properties. Midnight Auto currently provides collection and recycling programs for used automotive batteries and used lubricants at all of its facilities as a service to its customers under agreements with third party vendors. Pursuant to these agreements, used batteries and lubricants are collected by its facilities, deposited into vendor supplied containers or pallets and stored by Midnight Auto until collected by the third party vendors for recycling or proper disposal. Persons who arrange for the disposal, treatment or other handling of hazardous or toxic substances may be liable for the costs of removal or remediation at any affected disposal, treatment or other site affected by such substances.

        Midnight Auto owns and leases real property. Under various environmental laws and regulations, a current or previous owner or operator of real property may be liable for the cost of removal or remediation of hazardous or toxic substances on, under or in such property. These laws often impose joint and several liability and may be imposed without regard to whether the owner or operator knew of, or was responsible for, the release of such hazardous or toxic substances. Other environmental laws and common law principles also could be used to impose liability for releases of hazardous materials into the environment or work place, and third parties may seek recovery from owners or operators of real properties for personal injury or property damage associated with exposure to released hazardous substances. From time to time, Midnight Auto may receive notices from the Environmental Protection Agency and state environmental authorities indicating that there may be contamination on properties its owns or operates or on adjacent properties for which it may be responsible. Compliance with these laws and regulations has not had a material impact on its operations to date. Midnight Auto believes that it is currently in material compliance with these laws and regulations.

FACILITIES

         Each ALL NIGHT AUTO(R) and ALL NIGHT LUBE EXPRESS(TM) service center is consistent in appearance and amenity and is designed to appeal to Midnight Auto's core client base. Each facility is upscale with street views and appears as a professional building. Further, each facility is designed to be comforting environment that supports the state of the art technologies that have been designed for ALL NIGHT AUTO(R) and provide overall vehicle health information quickly and accurately to the customer. Each facility is well appointed and with the following attributes, giving the impression of a premium retail shopping experience:

         o    comfortable and inviting customer waiting area;

         o    comfortable seating;

         o    Internet access and work areas;

         o    Wide screen television;

         o    Operational technologies that blend into the facility.

        The following table sets forth certain information relating to the ALL NIGHT AUTO(R) and ALL NIGHT LUBE EXPRESS(TM) service centers other principal facilities:


                           OPENING/FRANCHISE DATE                                   SIZE            NATURE OF
FACILITY                   FRANCHISE DATE                 AREA  SERVED             (SQ.FT.)*        OCCUPANCY

All  Night  Auto(R) of       10-28-1994                    Troy, Michigan            6,000           National TraininG
Troy                                                                                                 Center and Automotive
                                                                                                     Services

All  Night  Auto  of         1-4-2006                      Ft. Wayne, IN             3,500           Automotive Services
Ft. Wayne

All  Night  Auto(R) of       8-15-2005                     Normal, IL                3,500           Automotive Services
Normal

All  Night  Auto(R) of       10-15-2005                    Aurora/Naperville, IL     3,500           Automotive Services
Aurora

All  Night  Auto(R) of       12-15-2005                    Joliet, IL                3,500           Automotive Services
Joliet

All  Night  Auto(R) of       2-21-05                       Tinley Park Illinois      6,000           Automotive Services
Tinley Park  (FTP)

All  Night  Auto(R) of       6-15-05                       Tempe, Arizona            4,000           Automotive Services
Pueblo Anozira (FTP)

All  Night  Auto(R) of       9-20-01                       Norman, Oklahoma          4,000           Automotive Services
Norman (Franchise)

All Night Auto(R) of         8-24-2003                     Warr Acres, Oklahoma      4,000           Automotive Services
Warr Acres
(Franchise)

All  Night  Auto(R) of       7-6-2000                      Livonia, Michigan         4,000           Automotive Services
Livonia (Franchise)

*APPROXIMATE

EMPLOYEES

         As of November 30, 2005, Midnight Auto and its subsidiaries had 65 employees. The allocation of its employees by department is as follows:

                    DEPARTMENT                          NUMBER
                    ----------                          ------
                    Executive                           4
                    Administrative                      1
                    Sales and Marketing                 2
                    Project Management                  2
                    Service Center Managers*            7
                    Service Concierges/ Assistants*     28
                    Technicians*                        21
                                 TOTAL                  65

*DOES NOT INCLUDE FRANCHISED SERVICE CENTERS


                                  RISK FACTORS

         SET FORTH BELOW ARE A NUMBER OF RISKS ASSOCIATED WITH MIDNIGHT AUTO'S BUSINESS UPON CONSUMMATION OF THE CLOSING AND WITH ANY INVESTMENT IN THE REGISTRANT'S COMMON STOCK. IN ADDITION TO THE FOLLOWING RISKS, AN INVESTOR SHOULD BE MINDFUL THAT BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN BY MANAGEMENT. ACCORDINGLY, IN REVIEWING THIS CURRENT REPORT ON FORM 8-K, THE READER SHOULD KEEP IN MIND OTHER RISKS THAT COULD BE IMPORTANT.

         ANY INVESTMENT IN THE REGISTRANT FOLLOWING THE CLOSING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. EACH PROSPECTIVE INVESTOR IS URGED TO CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW, IN ADDITION TO THE RISKS SET FORTH ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K. WHILE THESE ARE THE RISKS AND UNCERTAINTIES THAT MIDNIGHT AUTO BELIEVES ARE MOST IMPORTANT TO CONSIDER, THESE RISKS MAY NOT BE THE ONLY RISKS WHICH MIDNIGHT AUTO, OR, FOLLOWING THE CLOSING, THE REGISTRANT, MAY FACE. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR FOLLOWING THE CLOSING, THE BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS WOULD LIKELY SUFFER. IN THESE CIRCUMSTANCES, THE VALUE OF THE REGISTRANT COULD DECLINE.

BUSINESS

THE REGISTRANT MAY NOT CONTINUE AS A GOING CONCERN.

         The Registrant's financial statements were prepared on the assumption that it will continue as a going concern, and the independent accountants have expressed doubt as to that assumption. If sufficient capital is not available, the Registrant would likely be required to reduce or discontinue its operations.

The Registrant plans to continue its expansion plans and operations as well as administrative expenses relating to its business and growth operations during 2006. The Registrant intends to use these resources, as well as others in the event that they shall be available on commercially reasonable terms, to fund these activities and other activities described herein, although the Registrant can provide no assurance that these additional funds will be available in the amounts or at the times it may require. As a result, the Registrant will be required to raise additional capital, which may not be available to the Registrant on favorable terms, if at all. If the Registrant is unable to raise additional capital, it will be forced to discontinue some or all of its operations, reduce the development of some or all of its services, stop the expansion of its stores, or reduce its workforce, any of which would materially adversely affect its business, prospects, financial condition and results of operations.

         The Registrant has sustained losses from operations in each fiscal year since its inception and losses are expected to continue, due to the relative newness in the marketplace of each All Night Auto(R) Service Center, the costs associated with expansion and, for the next several years. At December 31, 2004, the Registrant had an accumulated deficit of $1,153,995 and stockholders' equity of $953,302. The Registrant expects to spend substantial additional sums on the continued expansion of its stores with no certainty that losses will not increase or that it will ever become profitable as a result of these expenditures.

THE REGISTRANT WILL REQUIRE SUBSTANTIAL ADDITIONAL FINANCING IN ORDER TO MEET ITS BUSINESS OBJECTIVES, WHICH MAY NOT BE AVAILABLE TO IT ON FAVORABLE TERMS OR AT ALL.

         The Registrant will need to raise significant additional capital in the future to fund continued operations. The Registrant expects that it will need additional funding at some point within approximately 12 months following the Closing, and potentially sooner depending on the risks and uncertainties associated with its business and inherent in its rapidly growing and evolving industry. Following the Closing, the Registrant intends to raise additional capital through one or more private placement or public offering transactions. In addition, the Registrant may desire to raise additional financing at times when the Registrant believes terms are favorable and it is advantageous to its growth strategy. The Registrant will require additional financing to:

         o Further develop products and services that Registrant plans to offer;

         o    Fund additional marketing expenditures;

         o    Hire additional personnel;

         o    Respond to competitive pressures; and

         o    Fund working capital.

If the Registrant raises additional funds through the issuance of equity or convertible debt securities, it will reduce the percentage ownership of its stockholders. The Registrant can provide no assurance that additional financing will be available on terms favorable to it, or at all. The terms of securities the Registrant issues in the future could also impose restrictions on its operations. If adequate funds are not available or are not available on acceptable terms, its ability to fund its operations, to take advantage of unanticipated opportunities, to develop or enhance its products and services, or to otherwise respond to competitive pressures would be significantly limited.

THE  REGISTRANT'S   LIMITED  OPERATING  HISTORY  DOES  NOT  AFFORD  INVESTORS  A
SUFFICIENT HISTORY ON WHICH TO BASE AN INVESTMENT DECISION.

         The Registrant has a limited operating history. Investors must consider the risks and difficulties the Registrant has encountered. Such risks include the following:

         o competition from companies that have substantially greater assets and financial resources than we have;

         o    need for acceptance of products and services;

         o ability to anticipate and adapt to a competitive market and rapid technological developments;

         o amount and timing of operating costs and capital expenditures relating to expansion of the Registrant's business, operations and infrastructure;

         o    need to rely on multiple levels of outside funding; and

         o dependence upon key personnel including key independent consultants and advisors.

The Registrant cannot be certain that its strategy will be successful or that it will successfully address these risks. In the event that the Registrant does not successfully address these risks, its business, prospects, financial condition and results of operations could be materially and adversely affected. The Registrant may be required to reduce its staff, discontinue certain of its products or services, and cease to operate.

THE REGISTRANT IS CONTROLLED BY ITS OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS, WHICH COULD DELAY, DEFER OR PREVENT THE REGISTRANT FROM TAKING AN ACTION WHICH ITS STOCKHOLDERS MAY OTHERWISE VIEW FAVORABLY AND WHICH MAY DECREASE THE PRICE OF THE COMMON STOCK.

         The Registrant's directors, executive officers, advisors and their affiliates beneficially own approximately 80% of the outstanding shares of capital stock of the Registrant. As a result, they will effectively control the Registrant and direct its affairs and have significant influence in the election of directors and approval of significant corporate transaction. The interests of these stockholders may conflict with those of other stockholders. This concentration of ownership may also delay, defer, or prevent a change of control of the Registrant and some transactions may be more difficult or impossible without the support of these stockholders. Furthermore, the Registrant's other stockholders will likely have no practical ability to remove the Registrant's management or affect its operations or business.

THE REGISTRANT IS DEPENDENT UPON KEY PERSONNEL, CONSULTANTS AND INDUSTRY STRATEGIC PARTNERS AND IF THE REGISTRANT IS UNABLE TO RETAIN SUCH KEY PERSONNEL, CONSULTANTS AND INDUSTRY PARTNERS IT MAY BE UNABLE TO ACHIEVE ITS GOALS. THE REGISTRANT'S MANAGEMENT TEAM HAS LIMITED EXPERIENCE IN OPERATING A BUSINESS AND THERE IS NO ASSURANCE THAT THEY WILL BE ABLE TO SUCCESSFULLY OPERATE A BUSINESS.

         The Registrant's success is heavily dependent on the continued active participation of its current executive officers, consultants and strategic partners. Moreover, its key management has had limited experience in operating a business. The loss of the services of one or more of these executive officers, consultants or strategic partners could have a material adverse effect upon the Registrant's business, financial condition and results of operations. Further, the Registrant's success and achievement of its growth plans depend on its ability to recruit, hire, train and retain other highly qualified technical and managerial personnel. The inability to attract, retain and motivate additional highly skilled employees, technical and managerial personnel and consultants and advisors required for the development and expansion of the Registrant's activities, could have a materially adverse effect on its business, financial condition and results of operations.

         The Registrant has not yet entered into employment agreement with its executive officers and key employees. There can be no assurance that executives or key employees will remain associated with the Registrant or that they will not compete, directly or indirectly, with it.

         None of the Registrant's current management team has had substantial operational experience of running a business such as contemplated by its plans and there is no assurance that they will be able to do so.

THE REGISTRANT WILL NEED TO EXPAND ITS SKILLED PERSONNEL IN THE AUTOMOTIVE REPAIR SECTOR IN A LABOR MARKET THAT IS EXTREMELY TIGHT AS WELL AS RETAIN THOSE PERSONNEL THAT IT HIRES.

         The Registrant will be required to hire and retain skilled automotive technicians in the market where such qualified employees are in high demand and are subject to competing offers. The inability to hire skilled automotive technicians on a timely basis and/or the inability to retain those that the Registrant does hire could have a material adverse effect on its operations, financial condition and prospects.

THE RATES THAT THE REGISTRANT CHARGES FOR ITS SERVICES MAY DECLINE OVER TIME, WHICH WOULD REDUCE ITS REVENUES AND ADVERSELY AFFECT ITS PROFITABILITY.

         As the Registrant's business model gains acceptance and attracts the attention of competitors, the Registrant may experience pressure to decrease the fees for its services, which could adversely affect its revenues and gross margin. If the Registrant is unable to sell its products and services at profitable prices, or if the Registrant fails to offer additional products and services that achieve sufficient profit margins, its revenue growth and its business and financial results will suffer materially.

THE REGISTRANT MAY INCUR SIGNIFICANT COSTS COMPLYING WITH ENVIRONMENTAL LAWS AND REGULATIONS.

         The Registrant uses and generates hazardous materials and wastes in some of its service operations. In addition, some of its current and former properties are or have been used for industrial purposes. Accordingly, the Registrant could become subject to potentially material liabilities relating to the investigation and cleanup of contaminated properties, and to claims alleging personal injury or property damage as the result of exposures to, or releases of, hazardous materials.

         Furthermore, the Registrant is subject to a variety of federal, state and local laws and regulations governing the use, generation, manufacture, storage, handling and disposal of hazardous materials and wastes. Such laws and regulations can impose fines and criminal sanctions for violations and require the installation of costly pollution control equipment or operational changes to limit pollution emissions and decrease the likelihood of accidental hazardous substance releases. The Registrant may also incur significant costs complying with environmental laws and regulations adopted in the future.

IF THE REGISTRANT USES HAZARDOUS MATERIALS IN A MANNER THAT CAUSES INJURY, IT MAY BE LIABLE FOR DAMAGES.

         Although the Registrant believes that its safety procedures for handling and disposing of hazardous materials will comply with federal, state and local laws and regulations, the Registrant cannot entirely eliminate the risk of accidental injury or contamination from the use, storage, handling or disposal of these materials. The Registrant does carry hazardous waste insurance coverage, workers compensation or property and casualty and general liability insurance policies which include coverage for damages and fines arising from hazardous waste exposure or contamination. Accordingly, in the event of contamination or injury, the Registrant could be held liable for damages or penalized with fines in an amount exceeding its resources, and its regulatory approvals could be suspended.

THE FAILURE OF THE REGISTRANT TO PROTECT ITS INTELLECTUAL PROPERTY COULD HAVE AN ADVERSE AFFECT ON THE REGISTRANT.

         The Registrant relies on trademark and trade secret to protect its intellectual property. The Registrant cannot be sure that these intellectual property rights can be successfully asserted in the future or will not be invalidated, circumvented or challenged. The failure to protect the Registrant's proprietary information, and any successful intellectual property challenges or infringement proceedings against the Registrant, could have a material adverse effect on its business, operating results and financial condition.

THE FAILURE OF THE REGISTRANT TO MAINTAIN AND DEVELOP ITS BRAND NAMES COULD ADVERSELY AFFECT THE REGISTRANT'S REVENUES.

The Registrant believes that maintaining and developing its brand names, including All Night Auto(R)(TM) and All Night Lube Express(TM), are critical to the Registrant's success. The importance of the Registrant's name recognition may increase as competitors offer products and services similar to the Registrant. The Registrant is incurring substantial expenditure to create and maintain brand name recognition and loyalty. If the Registrant's brand building strategy is unsuccessful, the Registrant may be unable to increase it future revenues or expand its products and services.

THE ADVANCES IN AUTOMOTIVE TECHNOLOGY MAY DECREASE DEMAND FOR REGISTRANT'S PRODUCTS AND SERVICES. THE REGISTRANT MAY INCUR COSTS TO BE ABLE TO PROVIDE PRODUCTS AND SERVICES TO DEAL WITH NEW AUTOMOTIVE TECHNOLOGY.

         Automotive manufacturers are producing cars that last longer and require service and maintenance at less frequent intervals. Additionally, automotive manufacturers and third parties are offering longer and more comprehensive warranty programs. As a result, the demand for the Registrant's products and services may decrease. Furthermore, advances in automotive technology may require the Registrant to incur additional costs to update is products and services in order to be able to service automobiles with new and improved automotive technology. If the Registrant is unable to service automobiles with new and improved automotive technology it could have a material adverse affect on it operations, financial condition and prospects.

INDUSTRY

ANY INCREASES IN THE PRICE RAW MATERIALS THAT CANNOT BE PASSED ON TO CUSTOMERS ADVERSELY AFFECT THE REGISTRANT'S PROFIT MARGINS.

         The Registrant uses products such as motor oil and lubricants to perform its services and such products consist of raw materials such as base oil and additives. The Registrant's profitability is sensitive to changes in the costs of these commodity-like raw materials caused by changes in supply or other market conditions, over which the Registrant has little or no control. When there are sudden or sharp increases in the cost of these raw materials, the Registrant may not be able to pass on these increases in whole or in part to its customers through retail or wholesale lubricant price increases, or the Registrant may be significantly delayed in its ability to do so. Any inability to pass on these costs as price increases to our customers will reduce the profit margin of the Registrant.

THE REGISTRANT'S SERVICES MAY BE ADVERSELY AFFECTED BY A REDUCTION IN THE NUMBER OF MILES DRIVEN BY AUTOMOBILE OWNERS OR AN EXTENSION IN THE INTERVAL BETWEEN REGULAR VEHICLE MAINTENANCE.

         A reduction in the frequency of vehicle maintenance could adversely affect the revenues of the Registrant. If the number of miles driven by automobile owners decreases, which usually happens when the retail cost of gasoline increase, it may result in less maintenance being performed on automobiles. A change in consumer maintenance patterns could result in overall maintenance becoming less frequent.

A  DOWNTURN  IN THE  ECONOMY  MAY  DELAY  OR  REDUCE  CONSUMER  PURCHASE  OF THE
REGISTRANT'S   PRODUCTS  AND  SERVICES,   WHICH  COULD   ADVERSELY   AFFECT  THE
REGISTRANT'S REVENUES.

         Many factors affect the level of consumer spending with regard to automotive repair or service, concierge services, consumer products industries, including, among others, general business conditions, interest rates, gasoline prices, the availability of consumer credit and consumer confidence in future economic conditions. Consumer purchases of automotive services and products, including engine treatments, fuel additives and appearance products, generally are reduced during economic downturns when disposable income is lower. Furthermore, consumer purchases of discretionary items, such as retail consumer products, could decline, even more rapidly for many customers during recessions. A downturn in the economies in which the Registrant sells its products and services could adversely affect the Registrant's business, operating results and financial condition.

AN INABILITY TO RESPOND TO CHANGES IN CONSUMER DEMANDS IN A TIMELY MANNER COULD ADVERSELY AFFECT THE REGISTRANT'S REVENUES.

         The Registrant's success depends on its ability to identify, originate and define automotive consumer product trends as well as to anticipate, gauge and react to changing consumer demands in a timely manner. The Registrant's products and services must appeal to a broad range of consumers whose preferences cannot be predicted with certainty and are subject to rapid change. The Registrant may not be able to meet changing consumer demands in the future. If the Registrant misjudges the market for its products it may be faced with significant excess inventories for some automotive products and missed opportunities for other products.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock immediately prior to and following the Transaction by (i) each person known by the Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Registrant's former officers and directors; (iii) the Registrant's current officers and directors; and (iv) the Registrant's current officers and directors as a group.

         As used in the table below, the term "BENEFICIAL OWNERSHIP" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. The table below is based on 84,593,370 shares of the Registrant issued and outstanding prior to the Closing of the Transaction and assumes 467,700,000 shares of common stock of the Registrant issued and outstanding after the Closing of the Transaction.

                                                SHARES OF COMMON STOCK                       PERCENTAGE OF CLASS
                                                  BENEFICIALLY OWNED                          BENEFICIALLY OWNED
                                      ------------------------------------------      -------------------------------------
                                         IMMEDIATELY             IMMEDIATELY           IMMEDIATELY          IMMEDIATELY
 NAME AND ADDRESS OF                     PRIOR TO THE           FOLLOWING THE         PRIOR TO THE         FOLLOWING THE
   BENEFICIAL OWNER                          CLOSING               CLOSING               CLOSING              CLOSING
----------------------------------    -------------------    -------------------      ---------------      ----------------
Nicholas Coco (1) (2)                         0                     89,497,270 (5)           0%               19.13%
32332 North River Road
Harrison Twp., MI 48045

Richard Kohl (2)                              0                     89,397,270               0%               19.11%
2110 Vesper Drive
Macomb Twp., MI 48044

Norma Kohl                                    0                     65,061,347               0%               13.91%
2110 Vesper Drive
Macomb Twp., MI 48044

Dennis Spencer (2)                            0                     89,397,270               0%               19.11%
11512 Bayberry
Bruce Twp.,  MI 48065

River Star, LLC                               0                 82,875,250 (6)               0%               17.72%
32332 North River Road
Harrison Twp., MI 48045

Arthur G. Veenstra (2)                        0                      6,622,020               0%                0.71%
7779 Bridgestone
Rochester Hills, MI 48309

Ira Miller (1) (3) (4)                        0                    125,000 (7)               0%                0.03%
2361 Campus Drive
Irvine CA 92612

Richard Pulford                               0                              0               0%                   0%
8355 Tamarron Dr
Commerce Twp., MI 48382

Richard Szymanski Trust               5,812,832                      5,812,832            6.87%                1.24%
11313 White Oak Way
Conroe, TX 77304

All Current Executive Officers                0                    274,913,830               0%               58.77%
and Directors as a group (5
persons)

(1)      Indicates Current Director.

(2)      Indicates Current Officer.

(3)      Indicates Former Officer.

(4)      Indicates Former Director.

(5) Includes 56,735,427 shares of Common Stock and a warrant to purchase 100,000 shares of Common Stock beneficially owned by River Star LLC, which Mr. Cocco is a member.

(6)      Includes a warrant to purchase 100,000 shares of Common Stock.

(7) Includes a warrant to purchase 100,000 shares of Common Stock beneficially owned by Ocean Avenue Advisors, which Mr. Miller is a controlling party.

         DIRECTORS AND EXECUTIVE OFFICERS, PROMOTORS AND CONTROL PERSONS

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         Immediately prior to the Transaction, the Board of Directors of the Registrant consisted of one member, Ira Miller. Ira Miller served as President and Chief Executive Officer and Chief Financial Officer. Ira Miller resigned as President and Chief Executive Officer and director of the Registrant, effective as of the Closing of the Transaction. The Board of Directors, by written consent dated December 30, 2005, elected, effective as of the Closing of the Transaction, Nicholas Cocco as Director, President and Chief Executive Officer of the Registrant; Arthur Veenstra as Executive Vice President and Chief Financial Officer, Richard Kohl as Executive Vice President and Chief Operating Officer, and Dennis Spencer, Jr. as Executive Vice President of Area Management. The Board of Directors, by written consent dated December 30, 2005, elected Richard Pulford as director.

         Each director shall be elected for a period of one year at the Registrant's annual meeting of stockholders and shall serve until the next meeting or until his or her respective successor is duly elected and qualified. Each executive officer of the Registrant serves at the discretion of the board of directors and holds office until his or her successor is elected or until his or her earlier resignation or removal in accordance with our certificate of incorporation and by-laws. The Registrant's director does not presently receive any compensation for his services as director. The Board of Directors may also appoint additional directors up to the maximum number permitted under the by-laws. A director so chosen or appointed will hold office until the next annual meeting of stockholders.

EXECUTIVE OFFICERS AND DIRECTORS AFTER THE CLOSING OF THE TRANSACTION

         Set forth below is certain information with respect to the individuals who are directors and executive officers of the Registrant after of the Closing of the Transaction.

NAME                                AGE          POSITION
----                                ---          ---------
Nicholas A. Cocco                    40          President, Chief Executive Officer and Director
Arthur G. Veenstra                   63          Executive Vice President and Chief Financial Officer
Richard J. Kohl                      36          Executive Vice President and Chief Operating Officer
Dennis Spencer, Jr.                  36          Executive Vice President of Area Development
Richard Pulford                      59          Director

         NICHOLAS A. COCCO. President, Chief Executive Officer and Director. Since March, 2004 Mr. Cocco has been the Chief Executive Officer, President and Director of Midnight Auto Holdings, Inc., Midnight Auto Franchise Corp., and All Night Auto(R) Stores, Inc. From July, 1996 to October, 2001 Mr. Cocco was the Chief Executive Officer and Chairman of Automotive Technical Resources, Incorporated ("ATRi"). From October, 2001 to December, 2003 he was the Global Chief Technology Officer in the Integrated Service Solutions Group at Delphi Corporation, a multi-national provider in mobile electronics and transportation components and systems technology. In 1996, Mr. Cocco received a Bachelor's Degree in Business from National-Louis University. In 1995, he received Associate of Sciences from Northern Virginia Community College. Mr. Cocco is a member of the Society of Automotive Engineers, National Institute for Automotive Service Excellence and a Berklee College of Music Alumni.

         ARTHUR G. VEENSTRA. Executive Vice President and Chief Financial Officer. Since February, 2004, Mr. Veenstra has been the Executive Vice President and Chief Financial Officer of Midnight Auto Holdings, Inc., Midnight Auto Franchise Corp., and All Night Auto(R) Stores, Inc. From February 2002 to January, 2004 he was the operations manger of Tool-Dex, Inc. From July, 2001 to February, 2002 he was the Chief Financial Officer for Automotive Technical Resources, Incorporated From 1980 to January, 2001 Mr. Veenstra was the Executive Vice-president and General Manager of Saflok Corporation. Prior to his 20-year term with Saflok, Mr. Veenstra was the Secretary, Treasurer and
Controller of Formed Tubes, Incorporated, a division of Meridian Industries. Additionally, he was the Senior Auditor for Ernst and Young working through their Kalamazoo, Michigan office. Mr. Veenstra received his Bachelor's Degree from Michigan State University in 1965 and CPA credentials in 1968.

         RICHARD J. KOHL. Executive Vice President of Franchise Operations. Since March, 2004, Mr. Kohl has been the Executive Vice President and Chief Operating Officer of Midnight Auto Holdings, Inc., Midnight Auto Franchise Corp., and All Night Auto(R) Stores, Inc. From 1997 to March, 2004 Mr. Kohl was the President and Treasurer of Midnight Auto, Inc. From July, 2000 to March 2004, Mr. Kohl was the President and Treasurer of All Night Auto(R) GPP, Inc. In 1992, Mr. Kohl received a Bachelor's Degree in Accounting from Walsh College. In 1989, Mr. Kohl received his Associate of Science Degree in Accounting and General Business from Macomb Community College.

         DENNIS SPENCER JR. Executive Vice President of Area Development. Since March, 2004, Mr. Spencer has been the Executive Vice President of Area Development of Midnight Auto Holdings, Inc., Midnight Auto Franchise Corp., and All Night Auto(R) Stores, Inc. Since 1996 Mr. Spencer has been a general manager of All Night Auto(R), Inc. Mr. Spencer studied Literature at Oakland University with a concentration in British Literature, with a minor in biology. He is a long-standing member of the Michigan Chamber of Commerce, the Better Business Bureau, and the local Chapter of Business Network International.

         RICHARD PULFORD. Director. Since March, 2004, Mr. Pulford was a director of Midnight Auto Holdings, Inc. He serves as President of Corporate Strategies, Inc., ("CSI"), since founding it in 1981. CSI provides investment banking services in the Great Lakes region of the United States. Under Mr. Pulford's direction, CSI provides equity capital fund-raising services for technology and automotive based companies. Mr. Pulford also operates in a sales consultant capacity to the automotive industry for a variety of technology companies. Prior to forming CSI, Mr. Pulford owned and operated a consulting practice specializing in financing of mergers and acquisitions for operating companies. Mr. Pulford has a MBA in Finance. Mr. Pulford is also a director of two public companies, IBSS and Performance Efficiency Corporation.

ITEM 8.01 OTHER EVENTS.

Effective at the Closing, the address of the Registrant changed to 3872 Rochester Road, Troy, MI, 48083 and the phone number of the Registrant changed to 248-743-0154.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

Consolidated and Combined Financial Statements of Midnight Auto Holdings, Inc. and Subsidiaries and Affiliates as of December 31, 2004 and 2003 with independent auditor's report (including balance sheets, statements of operations, stockholders' equity, cash flows for the years then ended and notes to consolidated and combined financial statements) (filed as Exhibit 99.1 hereto).

         (b)      Pro Forma Financial Information

         (c)      Exhibits.

                  10.1 Share Exchange and Reorganization Agreement, dated as of December 30, 2005, by and among Redox Technology Corporation, Midnight Auto Holdings, Inc. ("Midnight") and the shareholders of Midnight.

                  99.1 Consolidated and Combined Financial Statements of Midnight Auto Holdings, Inc. and Subsidiaries and Affiliates as of December 31, 2004 and 2003 (including balance sheets, statements of operations, stockholders' equity, cash flows for the years then ended and notes related thereto)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2006

                          Redox Technology Corporation

                             By:  /s/ Nicholas Cocco
                                  -----------------------------------
                                  Name:   Nicholas Cocco

                                  Title:  President and Chief Executive Officer